Exhibit 32.2

CANDELA CORPORATION

Certification Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Candela Corporation (the “Company”) on Form 10-K for the period ending June 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert E. Quinn, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Quinn
Robert E. Quinn
Principal Financial Officer
October 27, 2008